UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2016

QLT Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250

Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

(604) 707-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The additional disclosures in this Current Report on Form 8-K (this “Form 8-K”) supplement the disclosures contained in the definitive joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) by QLT Inc. (“QLT”), filed with the SEC on October 6, 2016 and mailed to stockholders of QLT and Aegerion Pharmaceuticals, Inc. (“Aegerion”) on or about October 7, 2016 (the “joint proxy statement/prospectus”), and the Form 8-K filed by QLT with the SEC on October 20, 2016 (the “October 20th Form 8-K”), and should be read in conjunction with the disclosures contained in the joint proxy statement/prospectus. To the extent that information in this Form 8-K differs from or updates information contained in the joint proxy statement/prospectus or the October 20th Form 8-K, the information in this Form 8-K shall supersede or supplement the information in the joint proxy statement/prospectus and the October 20th Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein.

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the joint proxy statement/prospectus.

The following disclosures supplement the existing disclosures contained under the caption “Risk Factors—Risk Factors Relating to the Novelion Common Shares Following the Merger” beginning on page 25 of the joint proxy statement/prospectus:

•                  Under the risk factor entitled “Lawsuits have been filed against Aegerion, QLT, MergerCo and the Aegerion board of directors, and additional lawsuits may be filed against Aegerion, QLT and/or the board of directors of either company challenging the merger, and an adverse judgment in any such lawsuit may prevent the merger from becoming effective or from becoming effective within the expected timeframe”, the second full paragraph on page 28 of the joint proxy statement/prospectus is replaced in its entirety as follows (with additions in italics and underlined):

On October 3, 2016, a complaint captioned Flanigon v. Aegerion Pharmaceuticals, Inc., et al., C.A. 12794, was filed in the Delaware Court of Chancery (the “Delaware Action”). The Delaware Action was brought by Timothy Flanigon, who purports to be a stockholder of Aegerion, on his own behalf, and also seeks certification as a class action on behalf of all of the Aegerion stockholders. The Delaware Action alleges, among other things, that the Aegerion board of directors breached its fiduciary duties in connection with the proposed transaction by agreeing to an inadequate exchange ratio and engaging in a flawed sales process. The Delaware Action further alleges that QLT and MergerCo aided and abetted the alleged breaches. In addition, the Delaware Action alleges that the September 28, 2016 Amendment No. 2 to the Form S-4 Registration Statement filed in connection with the proposed transaction is materially misleading. The Flanigon complaint seeks, among other things, to enjoin the proposed transaction, to rescind it or award rescissory damages should it be consummated and an award of attorneys’ fees and expenses. Also on October 3, 2016, plaintiff in the Delaware Action filed motions seeking expedited discovery and a preliminary injunction. On October 21, 2016, the Delaware Action was dismissed without prejudice.

The following disclosures supplement the existing disclosures contained under the caption “The Merger—Litigation Relating to the Merger” beginning on page 100 of the joint proxy statement/prospectus:

•                  The third full paragraph on page 100 of the joint proxy statement/prospectus is replaced in its entirety as follows (with additions in italics and underlined):

On October 3, 2016, a complaint captioned Flanigon v. Aegerion Pharmaceuticals, Inc., et al., C.A. 12794, was filed in the Delaware Court of Chancery (the “Delaware Action”). The Delaware Action was brought by Timothy Flanigon, who purports to be a stockholder of Aegerion, on his own behalf, and also seeks certification as a class action on behalf of all of the Aegerion stockholders. The Delaware Action alleges, among other things, that the Aegerion board of directors breached its fiduciary duties in connection with the proposed transaction by agreeing to an inadequate exchange ratio and engaging in a flawed sales process. The Delaware Action further alleges that QLT and MergerCo aided and abetted the alleged breaches. In addition, the Delaware Action alleges that the September 28, 2016 Amendment No. 2 to the Form S-4 Registration Statement filed in connection with the proposed transaction is materially misleading. The Flanigon complaint seeks, among other things, to enjoin the proposed transaction, to rescind it or award rescissory damages should it be consummated and an award of attorneys’ fees and expenses. Also on October 3, 2016, plaintiff in the Delaware Action filed a motion seeking expedited discovery and a preliminary injunction. On October 21, 2016, the Delaware Action was dismissed without prejudice.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to buy or solicitation of any offer to sell securities or a solicitation of any vote or approval. It does not constitute a prospectus and no offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to the proposed merger transaction between Aegerion and an indirect wholly-owned subsidiary of QLT. In connection with the proposed transaction, QLT filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement/circular of Aegerion and QLT that also includes a prospectus relating to shares of QLT common stock to be issued in connection with the proposed transaction on October 6, 2016. The registration statement was declared effective by the SEC on October 6, 2016. Aegerion and QLT mailed the definitive joint proxy statement/prospectus to their respective stockholders in connection with the proposed merger on or about October 7, 2016. This communication is not a substitute for the registration statement, joint proxy statement/circular, prospectus or other documents that QLT and/or Aegerion may file with the SEC in connection with the proposed transaction. INVESTORS OF QLT AND AEGERION ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/CIRCULAR, PROSPECTUS AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QLT, AEGERION AND THE PROPOSED TRANSACTION. QLT and Aegerion shareholders will be able to obtain the registration statement, joint proxy statement/circular and prospectus, as well as other filings containing information about Aegerion, QLT and the proposed transaction, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT’s case, also on the SEDAR website maintained by the Canadian Securities Administrators (“CSA”) at www.sedar.com. Aegerion shareholders may also obtain these documents, free of charge, from Aegerion’s website (www.aegerion.com) under “Investors—Financial Information—SEC Filings” or by directing a request to Aegerion’s Secretary at Aegerion Pharmaceuticals, Inc., One Main Street, Suite 800, Cambridge, MA 02142. QLT shareholders may also obtain these documents, free of charge, from QLT’s website at www.QLTinc.com under “Investors—Securities Filings—Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

Participants in the Solicitation

The respective directors and executive officers of Aegerion and QLT and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Aegerion’s directors and executive officers is available or incorporated by reference in its Annual Report on Form 10-K filed with the SEC on March 15, 2016, and information regarding QLT directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC and the CSA on February 25, 2016, as amended by its Annual Report on Form 10-K/A filed with the SEC and the CSA on April 29, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the registration statement, joint proxy statement/circular and other relevant materials to be filed with the SEC and the CSA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT Inc.

	By	/s/ W. Glen Ibbott
Date: October 24, 2016		W. Glen Ibbott
Chief Financial Officer